Explanation of Responses

Name:	Citadel Limited Partnership

Address:	Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL LIMITED PARTNERSHIP

By:   Citadel Investment Group, L.L.C.,
its General Partner

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group, L.L.C.

Address:	131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL INVESTMENT GROUP, L.L.C.

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL EQUITY FUND LTD.

By:   Citadel Limited Partnership,
its Portfolio Manager

By:   Citadel Investment Group, L.L.C.,
its General Partner

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

KENNETH GRIFFIN

By:   /s/ John C. Nagel
John C. Nagel, attorney-in-fact*

* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.

JOINT FILER INFORMATION

Name:	Citadel Advisors LLC

Address:	Citadel Investment Group II, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL ADVISORS LLC

By:   Citadel Holdings II LP,
its Sole Managing Member

By:   Citadel Investment Group II, L.L.C.,
its General Partner

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings I LP

Address:	c/o Citadel Investment Group II, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL HOLDINGS I LP

By:   Citadel Investment Group II, L.L.C.,
its General Partner

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings II LP

Address:	c/o Citadel Investment Group II, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL HOLDINGS II LP

By:   Citadel Investment Group II, L.L.C.,
its General Partner

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Derivatives Group LLC

Address:	c/o Citadel Investment Group II, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL DERIVATIVES GROUP LLC

By:   Citadel Holdings I LP,
its Manager

By:   Citadel Investment Group II, L.L.C.,
its General Partner

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Derivatives Trading Ltd.

Address:	c/o Citadel Investment Group II, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL DERIVATIVES TRADING LTD.

By:   Citadel Advisors LLC,
its Portfolio Manager

By:   Citadel Holdings II LP,
its Sole Managing Member

By:   Citadel Investment Group II, L.L.C.,
its General Partner

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group II, L.L.C.

Address:	131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	3/4/2009

CITADEL INVESTMENT GROUP II, L.L.C.

By:   /s/ John C. Nagel
John C. Nagel, Authorized Signatory